                                                                   Exhibit 10.21

                        PFA Purchase and Supply Agreement


         This Agreement, by and between E. I. DU PONT DE NEMOURS AND COMPANY, a corporation of the State of Delaware having offices at 1007 Market Street, Wilmington, Delaware 19898 (hereafter "DuPont") and FLUOROWARE, INC., a corporation of the State of Minnesota, having offices at 3500 Lyman Boulevard, Chaska, Minnesota 55318 (hereafter "Fluoroware").

                                W I T N E S E T H

         WHEREAS DuPont manufactures and sells PFA resins;

         WHEREAS Fluoroware has for some period of time has purchased PFA resins from DuPont; and

         WHEREAS DuPont desires to continue to supply PFA resins to Fluoroware, and Fluoroware desires to continue to purchase such resins from DuPont;

         WHEREAS Fluoroware generates regrind PFA as a result of its molding operations and is interested in making a certain quantity of this regrind PFA available to DuPont for purchase, and DuPont is interested in having a right of first refusal to purchase such product;

         NOW, THEREFORE, in consideration of the mutual covenants and promises set forth herein, the parties agree as follows:

ARTICLE 1 - TERM AND SCOPE

         1.1 This Agreement shall cover the period November 1, 1998 to August 31, 2000. No less than six (6) months prior to the end of such period, the parties will enter into discussions regarding the terms and conditions under which this Agreement can be extended.

         1.2 This Agreement shall relate solely to the following matters:

                  (A) supply of PFA resins by DuPont to Fluoroware in the United States; and

                  (B) DuPont's right of first refusal to purchase regrind PFA generated from Fluoroware's molding operations in the United States.

ARTICLE 2 - PRODUCT

         2.1 DuPont will sell, and Fluoroware will purchase the following PFA resins (hereafter "PFA Product") as further described in the "Fluoroware Resin Specification & Control

Plans" as set forth on Attachments A, B, C, D, E, F and G hereto or as such attachments are amended and mutually agreed upon from time to time (hereafter "Fluoroware Resin Specifications"):

             440 HP (A, B, and D Grades)
             445 HP
             450 HP
             TE-5789 Conductive PFA Resin
             TE-7016 Rotomolding Powder

         2.2 Fluoroware will make available, and DuPont will have a right of first refusal to purchase a certain quantity of Regrind PFA (hereafter "Regrind") that is generated from Fluoroware's molding operations and which is in excess of Fluoroware's internal Regrind needs. This Regrind will be made available in three different classes: Class A, Class C, and Class D, which classifications describe the types of Regrind in terms of degree of cleanliness, as shown in Attachment H.

         2.3 New Resins introduced into the market by DuPont are not included as part of this agreement, but can be made part of this agreement upon mutual agreement between Fluoroware and DuPont.

ARTICLE 3 - QUALITY ASSURANCE

         3.1 DuPont warrants to Fluoroware that the PFA Product will conform to DuPont's PFA Product specifications and will provide certification with each shipment of PFA Product indicating compliance with appropriate Fluoroware Resin Specifications. Other than the foregoing, DUPONT MAKES NO WARRANTIES OF MERCHANTABILITY OR OF FITNESS FOR A PARTICULAR PURPOSE EVEN IF THAT PURPOSE IS KNOWN TO DUPONT, NOR ANY OTHER EXPRESS OR IMPLIED WARRANTY. Fluoroware assumes all risk and liability for results obtained by the use of the PFA Product covered by this Agreement, whether used singly or in combination with other products.

ARTICLE 4 - INSPECTION

         4.1 For the purpose of confirming compliance with Fluoroware Resins Specifications all PFA Product supplied hereunder shall be subject to inspection by Fluoroware. In the event that Fluoroware and DuPont mutually agree that any of the PFA Product shipped to Fluoroware under this Agreement does not meet the appropriate Fluoroware Resin Specifications, then Fluoroware shall have the right to reject such PFA Product by giving DuPont prompt notice thereof. DuPont may at its option obtain samples of the rejected PFA Product from Fluoroware for analysis. DuPont will, subject to availability, endeavor to ship replacement PFA Product to Fluoroware within twenty-one (21) days of receipt of notification of such rejection and will fully credit Fluoroware for the rejected PFA Product. DuPont will be responsible for any expenses incurred in returning such rejected PFA Product.

ARTICLE 5 - PACKAGING

         5.1 Product will be delivered in bulk containers (each nominally holding sixteen hundred (1600) pounds), or one hundred (100) pound fiber drums with polyethylene liners, or other containers acceptable to DuPont subject to the prior written approval of Fluoroware.

ARTICLE 6 - QUANTITY

         6.1 In Fluoroware's fiscal years 1999 (Sept. 1, 1998 - Aug. 31, 1999) through its fiscal year 2000 (Sept. 1, 1999 through August 31, 2000) DuPont agrees to sell to Fluoroware, at a minimum, the volume of PFA Product shown in Attachment I. Provided that Fluoroware's total requirements for PFA equal or exceed the volume shown in Attachment I for the above-identified fiscal years, Fluoroware agrees to purchase said volume at a minimum. In the event that Fluoroware's total requirements for PFA fall below the volume set forth in Attachment I for any of the fiscal years 1999 and 2000, Fluoroware agrees to purchase a minimum of (*) of its total requirements of PFA for each such year from DuPont under the terms of this Agreement.

         6.2 In each of the fiscal years, DuPont agrees to make available for sale, at a minimum, an additional (*) of Product to Fluoroware over the agreed upon volume for the coming fiscal year.

         6.3 In the event that Fluoroware's total requirements for PFA exceed the minimum purchase and supply obligations set forth above in any of the fiscal years , Fluoroware shall offer DuPont the opportunity to supply under the terms of this Agreement such additional quantities of Product as shall allow DuPont to supply in the aggregate a minimum of (*) of Fluoroware's PFA requirements for that fiscal year. DuPont may elect to supply all or any portion of such additional quantities of Product.

         6.4 The maximum monthly quantity ordered by Fluoroware will not exceed ten percent (10%) of Fluoroware's annual forecast, as provided for under Article 7, unless agreed to by the parties sixty (60) days prior to the requested ship date.

ARTICLE 7 - FORECAST REQUIREMENTS

         7.1 Fluoroware will provide DuPont a written forecast of its requirements for PFA Product on an annual basis (by Fluoroware Resin Specification) no later than ninety (90) days prior to the end of each fiscal year.

(*) Denotes confidential information that has been omitted and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

         7.2 Monthly forecast updates will be provided on or before the 30th of each month. This monthly forecast update will reconfirm the next month's forecast (Month #1) and will forecast quantities for the next three months (Months #2, #3, and #4).

ARTICLE 8 - PURCHASE ORDERS

         8.1 Purchase orders will be issued for each PFA Product specifying desired quantities by grade.

ARTICLE 9 - PRICE

         9.1 The price of PFA Product will be:

             440 HP            $(*)/lb.
             445 HP            $(*)/lb.
             450 HP            $(*)/lb.
             TE-5789           $(*)/lb.
             TE-7016           $(*)/lb.

         9.2 The price of PFA Regrind purchased from Fluoroware will be more favorable than the median price for PFA regrind that Fluoroware can obtain in the open market by a minimum of $(*) per pound. Market price will be established once per year ( at least 60 days prior to the beginning of the following fiscal year) by mutual agreement between Fluoroware and DuPont.

         9.3 Pricing for new resins developed by DuPont is not a part of this Agreement and will be agreed upon separately should need arise.

         9.4 Should DuPont sell Product, or any other first quality Teflon(& PFA resin, suitable for use in applications like those currently sold by Fluoroware to a third party at a price lower than the price of comparable Product sold to Fluoroware hereunder, then DuPont shall offer Fluoroware the same PFA resin at the lower price in comparable quantity for such term as the lower price is in effect with the third party to the extent DuPont is permitted to offer such lower price by applicable laws and regulations. The foregoing provision of this
Section 9.4 shall only apply to sales from DuPont facilities based in the United States to customers based in the United States.


(*) Denotes confidential information that has been omitted and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

ARTICLE 10 - MARKETING

         10.1 During the term of this Agreement, Fluoroware agrees not to actively promote any other manufacturer of PFA fluoropolymers in the marketplace.

         10.2 DuPont recognizes the contribution Fluoroware has made in marketing and promoting the attributes and value of Teflon(R) PFA HP product to the semiconductor industry. Fluoroware's market information access, and recognition as a leader in the industry are valued. As part of this agreement, DuPont expects Fluoroware's continuing effort in gaining access and information regarding new applications and market trends.

         10.3 The Parties acknowledge that TEFLON(R) is a registered trademark of DuPont for its brand of fluoropolymer resins which can only be licensed by DuPont for use in approved applications. Use of the TEFLON(R) trademark in connection with DuPont products is not permitted without a license. This license to be provided under separate agreement.

ARTICLE 11 - SUPPLY ASSURANCE

         11.1 Except for adverse circumstances as described in Paragraph 5 of DuPont's Standard Conditions of Sale, a copy of which is attached hereto as Attachment J, in the event of a production disruption impacting DuPont's ability to supply PFA Product hereunder, Fluoroware's pro rata allocation of available Product quantities will be the most favorable of any offered to any of DuPont's PFA customers.

ARTICLE 12 - REPORTING

         12.1 On a quarterly basis, Fluoroware will provide DuPont with Quality and Deliverance Performance Ratings. DuPont agrees to develop corrective action plans for review and approval by Fluoroware when Quality Performance falls below one hundred percent (100%) and/or Delivery Performance falls below ninety-eight percent (98%).

ARTICLE 13 - MISCELLANEOUS

         13.1 Except as otherwise specifically provided in this Agreement, the provisions of DuPont's Standard Conditions of Sale shall govern each sale and shipment made hereunder. A copy of DuPont's Standard Conditions of Sale is made a part hereof and is set forth as Attachment J hereto.

         13.2 This Agreement is not assignable or transferable by either party, in whole or in part, except with the prior written consent of the other party.

         13.3 This Agreement shall be governed by and interpreted in accordance with the laws of the State of Delaware. The courts of the State of Delaware shall have exclusive jurisdiction over any dispute relating to the terms and conditions of this Agreement.

         13.4 The parties mutually agree to the terms of Attachment K, "Year 2000 Agreement."

         13.5 This Agreement embodies the entire agreement and understanding between DuPont and Fluoroware relative to the subject matter hereof and there are no understandings, agreements, conditions or representations, oral or written, expressed or implied, with reference to the subject matter hereof that are not merged or superseded hereby. No amendment, modification or release from any provision hereof shall be of any force or effect unless it is in writing, signed by the party claimed to be bound thereby, and specifically refers to this Agreement.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives on the dates indicated below.


                                 E. I. DU POINT DE NEMOURS AND
                                 COMPANY


                                 By:  /s/ Henry Voigt
                                    --------------------------------------------
                                         Henry Voigt
                                 Title:  Global Business Director Fluoroproducts
                                        ----------------------------------------
                                 Date:
                                        ----------------------------------------


                                 FLUOROWARE, INC.


                                 By:  /s/ Guy L. Milliren
                                    --------------------------------------------
                                          Guy L. Milliren
                                 Title:   Senior Vice President of Operations
                                        ----------------------------------------
                                 Date:    1/7/99
                                        ----------------------------------------

                                                                    Attachment A

                  FLUOROWARE RESIN SPECIFICATION & CONTROL PLAN
   102 Jonathan Blvd. No. Chaska, Minnesota 55318 USA Telephone: 612/448-3131

                                 Confidentiality
This specification is hereby designated as confidential. Information on it is proprietary to Fluoroware and shall not be used or disclosed to third persons except in conformity with Fluoroware's consent.

         --------------------------------------------------------------
                                    APPROVAL
               Technology Research Group ________________________
               Purchasing _______________________________________
               Supplier _________________________________________

         --------------------------------------------------------------

===========================================================================================================
   Spec. No.  115        Rev. C1        ECO No.             Date  3-22-95     Page  1  of  1
             -----            ---              ---------          -------          ---    ---
===========================================================================================================

Supplier:    DuPont                                        Fluoroware Trade Name:   None
             =========================================                              =======================
Mat'l type:  PFA                                           1st Filler Type/Percent: None
             =========================================                              =======================
Mat'l Grade: 440 HP (Range A)                              2nd Filler type/Percent: None
             =========================================                              =======================
----------------------------------------- -------------------------------- ---------------- ------------- --------------
                Critical                          Inspection                 Certified         Supplier    Fluoroware
             Characteristic                         Method                     Range           Reports     Inspection
----------------------------------------- -------------------------------- ---------------- ------------- --------------
----------------------------------------- -------------------------------- ---------------- ------------- --------------
1.       Melt Flow Rate, g/10 min.             WW-3739 (DuPont)                 (*)              Yes
                                             FGTM 1202 Fluoroware               (*)                            Yes

2.       Color %G & YID                        WW-3659 (DuPont)                 (*)              Yes

3.       Contamination Type 1               WW-3904 Laser DuPont                (*)              Yes
         (Mat'l produced after 1/1/93)                                          (*)
                                            FGTM 1200 Fluoroware                (*)                            Yes
         Contamination Type 2               WW-3905 DuPont                      (*)              Yes
                                            FGTM 1200 Fluoroware                                               Yes

4.       Pellet Size:      Through 6        T-233 7500 (DuPont)                 (*)               -
                           Through 10                                           (*)

5.       Extractable fluoride Ions, ppm     WW-3782 DuPont                      (*)               -
                                            FGTM 1201 Fluoroware                                                -

6.       MWDI                               T-207 500 DuPont                    (*)              Yes
                                            FGTM 1215 Fluoroware                (*)                            Yes

7.       PPVE Index                         WW-3910 DuPont                      (*)              Yes
----------------------------------------- -------------------------------- ---------------- ------------- --------------

--------------------------------------------------------------      -----------------------------------------------
         Packaging Requirements:                                             Changes:
Two 50 lb. sealed poly bags per poly lined fiber drum.  Poly
liner of drum closed with twist tie.  Lot number.  Melt flow        (*)
Rate and Fluoroware's part number must be on each drum.
--------------------------------------------------------------      -----------------------------------------------

Form QS0092 Rev. A



(*) Denotes confidential information that has been omitted and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

                                                                    Attachment B

                  FLUOROWARE RESIN SPECIFICATION & CONTROL PLAN
   102 Jonathan Blvd. No. Chaska, Minnesota 55318 USA Telephone: 612/448-3131

                                 Confidentiality
This specification is hereby designated as confidential. Information on it is proprietary to Fluoroware and shall not be used or disclosed to third persons except in conformity with Fluoroware's consent.

         --------------------------------------------------------------
                                    APPROVAL
               Technology Research Group ________________________
               Purchasing _______________________________________
               Supplier _________________________________________

         --------------------------------------------------------------

======================================================================================================
   Spec. No.  158       Rev.  C1       ECO No.              Date  3-22-95      Page 1  of  1
             -----            ---              ---------          -------          ---    ---
======================================================================================================
Supplier:    Dupont                               Fluoroware Trade Name:    None
             ===============================                                ==========================
Mat'l type:  PFA                                  1st Filler Type/Percent:  None
             ===============================                                ==========================
Mat'l Grade: 440 HP (Range B)                     2nd Filler type/Percent:  None
             ===============================                                ==========================
---------------------------------------- ---------------------------- -------------------- --------------- --------------
               Critical                           Inspection                Certified        Supplier      Fluoroware
            Characteristic                          Method                    Range          Reports       Inspection
---------------------------------------- ---------------------------- -------------------- --------------- --------------
---------------------------------------- ---------------------------- -------------------- --------------- --------------
1.       Melt Flow Rate, g/10 min.             WW-3739 (Dupont)                (*)             Yes
                                             FGTM 1202 Fluoroware              (*)                             Yes

2.       Color %G & YID                        WW-3659 (Dupont)                (*)             Yes

3.       Contamination Type 1                WW-3904 Laser Dupont              (*)             Yes
         (Mat'l produced after 1/1/93)                                         (*)
                                            FGTM 1200  Fluoroware              (*)                             Yes

4.       Contamination, Type 2              WW - 3905 Dupont                   (*)             Yes
                                            FGTM 1200 Fluoroware                                               Yes

5.       Pellet size:      Through 6        T-233.7500 Dupont                  (*)
                           Through 10                                          (*)

6.       Extractable Fluoride Ions. ppm     WW-3782 (Dupont)                   (*)              -
                                            FGTM 1201 (Flu)                                     -               -

7.       MWDI                               T-207 500 (Dupont)                 (*)             Yes
                                            FGTM 1215 (Flu)                    (*)                             Yes

8.       PPVE  Index                        WW-3910 (Dupont)                   (*)             Yes
---------------------------------------- ---------------------------- -------------------- --------------- --------------

----------------------------------------------------------------   -------------------------------------------------------
         Packaging Requirements:                                            Changes:
Sealed PE / aluminum totes or two 50 lb. sealed poly bags per
poly lined fiber drum.  Poly liner of drum closed with twist tie   (*)
Lot number.  Melt Flow Rate and Fluoroware's part number
must be on each drum.
----------------------------------------------------------------   -------------------------------------------------------

Form QS0092 Rev. A

(*) Denotes confidential information that has been omitted and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

                                                                    Attachment C

                  FLUOROWARE RESIN SPECIFICATION & CONTROL PLAN
   102 Jonathan Blvd. No. Chaska, Minnesota 55318 USA Telephone: 612/448-3131

                                 Confidentiality
This specification is hereby designated as confidential. Information on it is proprietary to Fluoroware and shall not be used or disclosed to third persons except in conformity with Fluoroware's consent.

         --------------------------------------------------------------
                                    APPROVAL
               Technology Research Group ________________________
               Purchasing _______________________________________
               Supplier _________________________________________

         --------------------------------------------------------------

==========================================================================================================
   Spec. No. 127       Rev.   C       ECO No.               Date 4-12-94         Page  1 of   1
            -----            ---              ---------          -------              ---    ---
==========================================================================================================
Supplier:    Dupont                                        Fluoroware Trade Name:    None
             =========================================                               =====================
Mat'l type:  PFA                                           1st Filler Type/Percent:  None
             =========================================                               =====================
Mat'l Grade: 440 HP (Range C)                              2nd Filler type/Percent:  None
             =========================================                               =====================
------------------------------------------ --------------------------- ------------------- ------------- --------------
                Critical                           Inspection               Certified         Supplier    Fluoroware
             Characteristic                          Method                   Range           Reports     Inspection
------------------------------------------ --------------------------- ------------------- ------------- --------------
------------------------------------------ --------------------------- ------------------- ------------- --------------
1.       Melt Flow Rate, g/10 min.              WW-3739 (Dupont)               (*)              Yes
                                                FGTM 1202 (Flu)                (*)                            Yes

2.        Color %G & YID                        WW-3659 (Dupont)               (*)              Yes

3.        Contamination Type 1                WW-3904 Laser (Dupont)           (*)              Yes
                                                                               (*)
                                              FGTM 1200 (Flu)                  (*)                            Yes
         Contamination Type 2                 WW-3905 (Dupont)                 (*)              Yes
                                              FGTM 1200 (Flu)                                                 Yes

4.        Pellet Size:     Through 6          T-233 7500 (Dupont)              (*)
                           Through 10                                          (*)

5.       Extractable Fluoride Ions, ppm       WW-3782 (Dupont)                 (*)               -
                                              FGTM 1201 (Flu)                                    -             -

6.       MWDI                                 T-207 500 (Dupont)               (*)              Yes
                                              FGTM 1215 (Flu)                  (*)                             -

7.       PPVE Index                           WW-3910 (Dupont)                 (*)              Yes
------------------------------------------ --------------------------- ------------------- ------------- --------------

----------------------------------------------------------------        -----------------------------------------------
         Packaging Requirements:                                                 Changes:
Sealed PE / aluminum totes or two 50 lb sealed poly bags per            (*)
poly lined fiber drum.  Poly liner of drum closed with twist tie
Lot number.  Melt flow Rate and Fluoroware's part number
must be on each drum.
----------------------------------------------------------------        -----------------------------------------------

Form QS0092 Rev. A

(*) Denotes confidential information that has been omitted and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

                                                                    Attachment D

                  FLUOROWARE RESIN SPECIFICATION & CONTROL PLAN
   102 Jonathan Blvd. No. Chaska, Minnesota 55318 USA Telephone: 612/448-3131

                                 Confidentiality
This specification is hereby designated as confidential. Information on it is proprietary to Fluoroware and shall not be used or disclosed to third persons except in conformity with Fluoroware's consent.

         --------------------------------------------------------------
                                    APPROVAL
               Technology Research Group ________________________
                Purchasing ______________________________________
               Supplier _________________________________________

         --------------------------------------------------------------

========================================================================================================
   Spec. No.  132       Rev.   C       ECO No.              Date 4-12-94    Page 1  of  1
             -----            ---              ---------         -------        ---    ---
========================================================================================================
Supplier:    Dupont                                        Fluoroware Trade Name:      None
             =========================================                                 ==========================
Mat'l type:  PFA                                           1st Filler Type/Percent:    None
             =========================================                                 ==========================
Mat'l Grade: 440 HP (Range D)                              2nd Filler type/Percent:    None
             =========================================                                 ==========================
---------------------------------------- ----------------------------- ------------------ --------------- --------------
               Critical                           Inspection                Certified        Supplier      Fluoroware
            Characteristic                          Method                    Range          Reports       Inspection
---------------------------------------- ----------------------------- ------------------ --------------- --------------
---------------------------------------- ----------------------------- ------------------ --------------- --------------
1.       Melt Flow Rate, g/10 min.             WW-3739 (Dupont)                (*)             Yes
                                               FGTM 1202 (Flu)                 (*)                             Yes

2.       Color %G & YID                        WW-3659 (Dupont)                (*)             Yes

3.       Contamination Type 1               WW-3904 Laser (Dupont)             (*)             Yes
                                                                               (*)
                                            FGTM 1200  Fluoroware              (*)                             Yes
         Contamination, Type 2              WW - 3905 Dupont                   (*)             Yes
                                            FGTM 1200 (Flu)                                                    Yes

4.       Pellet size: Through 6 mesh. %     T-233.7500 (Dupont)                (*)
                      Through 10 mesh. %                                       (*)

5.       Extractable Fluroide Ions. ppm     WW-3782 (Dupont)                   (*)              -
                                            FGTM 1201 (Flu)                                     -               -

6.       MWDI                               T-207 500 (Dupont)                 (*)             Yes
                                            FGTM 1215 (Flu)                    (*)                              -

7.       PPVE  Index                        WW-3910 (Dupont)                   (*)             Yes
---------------------------------------- ----------------------------- ------------------ --------------- --------------

-------------------------------------------------------------------    -----------------------------------------------
         Packaging Requirements:                                                Changes:
Sealed PE / aluminum totes or two 50 lb. sealed poly bags per          (*)
poly lined fiber drum.  Poly liner of drum closed with twist tie
Lot number.  Melt Flow Rate and Fluoroware's part number
must be on each drum.
-------------------------------------------------------------------    -----------------------------------------------

Form QS0092 Rev. A

(*) Denotes confidential information that has been omitted and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

                                                                    Attachment E

                  FLUOROWARE RESIN SPECIFICATION & CONTROL PLAN
   102 Jonathan Blvd. No. Chaska, Minnesota 55318 USA Telephone: 612/448-3131

                                 Confidentiality
This specification is hereby designated as confidential. Information on it is proprietary to Fluoroware and shall not be used or disclosed to third persons except in conformity with Fluoroware's consent.

         --------------------------------------------------------------
                                    APPROVAL
               Technology Research Group ________________________
                Purchasing ______________________________________
               Supplier _________________________________________

         --------------------------------------------------------------

===============================================================================================================
   Spec. No.  164         Rev.  B       ECO No.            Date 2-16-93      Page 1  of  1
             -----             ---             ---------        -------          ---    ---
===============================================================================================================
Supplier:    Dupont                              Fluoroware Trade Name:    None
             ===================================                           ==========================
Mat'l type:  PFA                                 1st Filler Type/Percent:  None
             ===================================                           ==========================
Mat'l Grade: TE 9769 (445 HP)                    2nd Filler type/Percent:  None
             ===================================                           ==========================
----------------------------------------- ---------------------------- ----------------- --------------- --------------
                Critical                          Inspection               Certified        Supplier      Fluoroware
             Characteristic                         Method                   Range          Reports       Inspection
----------------------------------------- ---------------------------- ----------------- --------------- --------------
----------------------------------------- ---------------------------- ----------------- --------------- --------------
1.  Melt Flow Rate, g/10 min.                  WW-3739 (Dupont)               (*)             Yes
                                                FGTM 1202 (Flu)               (*)                             Yes

2.  Color %G & YID                             WW-3659 (Dupont)               (*)             Yes

3.  Contamination Type 1                     WW-3904 Laser (Dup)              (*)             Yes
    (Mat'l produced after 1/1/93)                                             (*)
                                             FGTM 1200 (Flu)                  (*)                             Yes

    Contamination Type 2                     WW-3905 (Dupont)                 (*)             Yes
                                             FGTM 1200 (Flu)                                                  Yes

4.  Pellet Size:  Through 6 mesh. %          T-233 7500 (Dupont)              (*)              -
                  Through 10 mesh %                                           (*)

5.  Extractable fluoride Ions, ppm           WW-3782 (Dupont)                 (*)              -
                                             FGTM 1201 (Flu)                                                   -

6.  MWDI                                     T-207 500 (Dupont)               (*)             Yes
                                             FGTM 1215 (Flu)                  (*)                             Yes

7.  PPVE Index                               WW-3910 (Dupont)                 (*)             Yes
----------------------------------------- ---------------------------- ----------------- --------------- --------------


------------------------------------------------------------------      -----------------------------------------------
         Packaging Requirements:                                                 Changes:
Two 50 lb. sealed poly bags per poly lined fiber drum.  Poly liner of drum closed with twist tie.  Lot number.  Melt flow
Rate and Fluoroware's part number must be on each drum.
------------------------------------------------------------------      -----------------------------------------------

Form QS0092 Rev. A


(*) Denotes confidential information that has been omitted and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

                                                                    Attachment F

                  FLUOROWARE RESIN SPECIFICATION & CONTROL PLAN
   102 Jonathan Blvd. No. Chaska, Minnesota 55318 USA Telephone: 612/448-3131

                                 Confidentiality
This specification is hereby designated as confidential. Information on it is proprietary to Fluoroware and shall not be used or disclosed to third persons except in conformity with Fluoroware's consent.

         --------------------------------------------------------------
                                    APPROVAL
               Technology Research Group ________________________
               Purchasing _______________________________________
               Supplier _________________________________________

         --------------------------------------------------------------

=============================================================================================================
   Spec. No.  146        Rev.  C       ECO No.              Date 9-9-93    Page 1  of  1
             -----            ---              ---------         -------       ---    ---
=============================================================================================================
Supplier:     Dupont                                        Fluoroware Trade Name:    None
              =========================================                               ==========================
Mat'l type:   PFA                                           1st Filler Type/Percent:  None
              =========================================                               ==========================
Mat'l Grade:  450 HP                                        2nd Filler type/Percent:  None
              =========================================                               ==========================
----------------------------------------- ---------------------------- ---------------- --------------- --------------
                Critical                          Inspection              Certified        Supplier      Fluoroware
             Characteristic                         Method                  Range          Reports       Inspection
----------------------------------------- ---------------------------- ---------------- --------------- --------------
----------------------------------------- ---------------------------- ---------------- --------------- --------------
1.  Melt Flow Rate, g/10 min.                  WW-3739 (Dupont)              (*)             Yes
                                             FGTM 1202 Fluoroware            (*)                             Yes

2.  Color %G & YID                              WW-3659 Dupont               (*)             Yes

3.  Contamination Type 1                     WW-3904 Dupont                  (*)             Yes
         (after xxxx CPA xxx 1002)                                           (*)
                                             FGTM 1200 Fluoroware            (*)                             Yes

    Contamination Type 2                     WW-3905 Dupont                  (*)             Yes
                                             FGTM 1200 Fluoroware                                            Yes

4.  Pellet Size:  Through 6 mesh. %          T-233 7500 (Dupont)             (*)              -
                  Through 10 mesh %                                          (*)

5.  Extractable Fluoride Ions, ppm           WW-3782 Dupont                  (*)              -
                                             FGTM 1201 Fluoroware                                             -

6.  MWDI                                     T-207 500 Dupont                (*)             Yes
                                             FGTM 1215 Fluoroware            (*)                             Yes

7.  PPVE Index                               WW-3910 Dupont                  (*)             Yes
----------------------------------------- ---------------------------- ---------------- --------------- --------------

------------------------------------------------------------------   -------------------------------------------------
         Packaging Requirements:                                                 Changes:
Two 50 lb. sealed poly bags per poly lined fiber drum.  Poly            (*)
liner of drum closed with twist tie.  Lot number.  Melt flow
Rate and Fluoroware's part number must be on each drum.
------------------------------------------------------------------   -------------------------------------------------

Form QS0092 Rev. A


(*) Denotes confidential information that has been omitted and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

                                                                    Attachment G

                  FLUOROWARE RESIN SPECIFICATION & CONTROL PLAN
   102 Jonathan Blvd. No. Chaska, Minnesota 55318 USA Telephone: 612/448-3131

                                 Confidentiality
This specification is hereby designated as confidential. Information on it is proprietary to Fluoroware and shall not be used or disclosed to third persons except in conformity with Fluoroware's consent.

         --------------------------------------------------------------
                                    APPROVAL
               Technology Research Group ________________________
               Purchasing _______________________________________
               Supplier _________________________________________

         --------------------------------------------------------------

=========================================================================================================
   Spec. No.  160       Rev.   E       ECO No.              Date 5-13-94      Page 1  of  1
             -----            ---              ---------         -------          ---    ---
=========================================================================================================

Supplier:    Dupont                                        Fluoroware Trade Name:   STAT-PRO(R)1000
             =========================================                              ==========================
Mat'l type:  Carbon Powder PFA                             1st Filler Type/Percent: Carbon Powder / 4 - 5%
             =========================================                              ==========================
Mat'l Grade: TE 5789                                       2nd Filler type/Percent: None
             =========================================                              ==========================
------------------------------------------ ------------------------------ --------------- --------------- --------------
                Critical                            Inspection              Certified        Supplier      Fluoroware
             Characteristic                           Method                  Range          Reports       Inspection
------------------------------------------ ------------------------------ --------------- --------------- --------------
------------------------------------------ ------------------------------ --------------- --------------- --------------
1.  Melt Flow Rate, g/10 min.                     WW-3739 Dupont               (*)             Yes
                                               FGTM 1202 Fluoroware            (*)                             Yes

2.  % Burn-off                                    WW-3659 Dupont               (*)             Yes
                                               FGTM 1206 Fluoroware            (*)                             Yes

3.  Contamination:  Type 2                        WW-3905 Dupont               (*)             Yes
                                               FGTM 1218 Fluoroware            (*)                              -

4.  Volume Resistivity, ohm-cm                    WW-4004 Dupont               (*)             Yes              -
                                               FGTM 1207 Fluoroware

5.  Pellet size:  Through 6 mesh%               TO-233.7500 Dupont             (*)              -
                  Through 10 mesh %

6.  Tensile Strength, psi                        ASTM D3307 Dupont             (*)              -
                                                 (Tested Annually)

7.  Tensile Flongation, %                        ASTM D3307 Dupont             (*)              -
                                                 (Tested Annually)
------------------------------------------ ------------------------------ --------------- --------------- --------------

-------------------------------------------------------------------    ----------------------------------------------
         Packaging Requirements:                                                Changes:
Sealed PE / aluminum totes or two 50 lb. sealed poly bags per          (*)
poly lined fiber drum.  Poly liner of drum closed with twist tie
Lot number.  Melt Flow Rate and Fluoroware's part number
must be on each drum.
-------------------------------------------------------------------    ----------------------------------------------

Form QS0092 Rev. A


(*) Denotes confidential information that has been omitted and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

                                                                    Attachment H

Fluoroware, Inc.                                 Work Instruction Number: 10323
Department:  Plants 2, 3, 4                      Page Number:  1 of 2
Submitted by:  Greg Gestach                      Prevision Level:  H
Reference Procedure:  4.9.1                      Effective Date:  03-31-98
                                                 Supersedes:  02-24-98
--------------------------------------------------------------------------------
Approvals:                    Signature:                     Date:
Department Manager
(or Designee)               ---------------------------    ---------------------
--------------------------------------------------------------------------------

              IDENTIFYING, CLASSIFYING, TRANSPORTING, GRINDING AND
                       INVENTORYING TEFLON(R) PFA REGRIND

Introduction:
-------------

This instruction is performed by manufacturing personnel.

Instructions:
-------------

1. Stainless Steel containers are used to deposit hot scrap into. Clean plastic bags may be used for cold scrap.

2. Containers used for inventorying and transporting must be lined with plastic bag.

3. Identify containers and bags with pertinent information describing contents on Regrind Card.

     A.   Date

     B. 3 digit material code (Fluoroware part number) followed by regrind classification as shown below:

          1)   XXX R - Class A regrind (see step 4)
          2)   XXX RC - Class C regrind (see step 4)
          3)   XXX RDC - Class CD (dingy) (see step 4)

4.   CLASSIFYING MOLDED TEFLON PFA FOR REGRIND:

     A. CLASS A - Molded article is pure. Free from carbon specks, discoloration and contaminants. Includes colored PFA.

     B. CLASS C - Molded article contains carbon specks, discoloration or both. Includes colored PFA.

     C. CLASS CD (DINGY) - Molded article is contaminated with foreign substance, except cutting fluids {See 4.C.2) below}. Examples of dingy are metal, dirt, paint chips. Includes colored PFA.

          1)   Stat-Pro 1000 will be handled as Class A regrind.
          2) Teflon product that is wet (tubing startup) or contaminated with cutting fluid will not be reground. These products will be dispositioned in their molded form.

5. Containers used for regrind must be covered to prevent airborne contamination. All bags must be taped shut.

6. Containers will be moved from manufacturing area to designated area allocated for regrind on a daily basis.

7.   GRINDING TEFLON(R)PFA:

     A.   Granulator cleaning instructions are posted in grinding room.

     B. Regrind items in closed bags must be opened approximately one hour prior to grinding to neutralize air. Avoid breathing into bag when opening.

     C.   Grinding personnel wear lint free gloves while handling scrap.

     D. Scrap is visually checked for class verification. Granulators are designated for Classifications.

     E.   Scrap is blown off using ionized air guns before entering granulator.

     F. Class A, C and CD regrind is weighed out from holding bin into container lined with clean plastic bag. Container is labeled with following information:

          1)   Material code
          2)   Date - enter date container was filled
          3)   Lbs - enter net weight of regrind (minus container, cover, and bag)
          4)   Name - enter your name

     G.   Enter weight or regrind ground into material in-out inventory sheet

          1)   Locate appropriate code section
          2)   Enter information in ink
               a.   Your name
               b.   Date entered
               c.   Type of regrind
               d.   Pounds being entered into inventory
               e.   Inventory balance

                                  Attachment I
                               Fluoroware Forecast


-----------------------------------------------------------------------------
DuPont Product Code    Fluoroware Part Number     FY `99 lbs.     FY `00 lbs.
-------------------    ----------------------     -----------     -----------
TEF440HPA                      115                   (*)             (*)

TEF440HPB                      158                   (*)             (*)

TEF440HPD                      132                   (*)             (*)

TEF450HP                       146                   (*)             (*)

TEFTE5789                      160                   (*)             (*)

TEF445HP                       164                   (*)             (*)

TEFTE7016                     103-C                  (*)             (*)


           Total                                     (*)             (*)
-----------------------------------------------------------------------------








(*) Denotes confidential information that has been omitted and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

                                  Attachment J
                                  ------------

                           STANDARD CONDITIONS OF SALE
                           ---------------------------


     1. Seller warrants that the products or materials (hereafter "products") delivered hereunder meet Seller's standard specifications for the products or such other specifications as may have been expressly agreed to herein. SELLER MAKES NO WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, OR ANY OTHER EXPRESS OR IMPLIED WARRANTY, EXCEPT AS PROVIDED IN CONDITIONS 3 AND 4 HEREIN. Buyer assumes all risk and liability resulting from use of the products delivered hereunder, whether used singly or in combination with other products.

     2. No claim of any kind, whether as to products delivered or for nondelivery of products, and whether or not based on negligence, shall be greater in amount than the purchase price of the products in respect of which damages are claimed; and failure to give notice of claim within ninety (90) days from date of delivery or the date fixed for delivery (in the case of nondelivery), shall constitute a waiver by Buyer of all claims in respect of such products. No charge or expense incident to any claims will be allowed unless approve by an authorized representative of Seller. Products shall not be returned to Seller without Seller's prior permission, and then only in the manner prescribed by Seller. The remedy hereby provided shall be the exclusive and sole remedy of Buyer. In no event shall either party be liable for special, indirect or consequential damages, whether or not caused by or resulting from the negligence of such party.

     3. Seller warrants that the use or sale of the products delivered hereunder will not infringe the claims of any United States patent covering the products themselves; but does not warrant against infringement by reason of the use thereof in combination with other products or in the operation of any process.

     4. Seller warrants that all products delivered hereunder were produced in compliance with the requirements of the Fair Labor Standards Act of 1938, as amended.

     5. No liability shall result from delay in performance or nonperformance, directly or indirectly caused by circumstances beyond the control of the party affected, including, but not limited to, Act of God, fire explosion, flood, war, act of or authorized by any Government, accident, labor trouble or shortage, inability to obtain material, equipment or transportation. Quantities so affected may be eliminated from the agreement without liability, but the agreement shall remain otherwise unaffected. Seller shall have no obligation to purchase supplies of the products specified herein to enable it to perform this agreement.

     6. If this agreement covers products that must necessarily be manufactured especially for Buyer and is suspended or terminated for any reason, Buyer will take delivery of and make payment for such products as have been completed and such as are in process on the date notice of suspension or termination is received by Seller, provided that if Buyer for any reason cannot accept delivery of such products, it will make payment therefor as though delivery had been made and Seller will store such products for Buyer's account and at Buyer's expense.

     7. If for any reason including but not limited to Force Majeure Seller is unable to supply the total demand for products specified herein, Seller may distribute its available supply among any or all purchasers, as well as departments and divisions of Seller on such basis as it may deem fair and practical, without liability for any failure of performance which may result therefrom.

     8. If any Government action should place or continue limitations on the price provided for in this agreement such that it would be illegal or against public or Government policy for Seller to charge, assess or receive the full amount of or to increase such prices as determined by this agreement, then Seller shall have the option (1) to continue to perform under this agreement subject to such adjustments in prices that Seller may deem necessary to comply with such Government action; (2) to revise this agreement, subject to Buyer's approval in order to most nearly accomplish the original intent of this agreement, or (3) to terminate performance of the affected portions of the agreement without liability for any damages.

     9. At Buyer's request, Seller may furnish such technical assistance and information as it has available with respect to the use of the products covered by this agreement. Unless otherwise agreed in writing, all such technical assistance and information will be provided gratis, and Buyer assumes sole responsibility for results obtained in reliance thereon.

     10. Buyer acknowledges that it has received and is familiar with Seller's labeling and literature concerning the products sold hereunder and will forward such information to its employees who handle, process, or sell such products and customers of such products, if any. Buyer agrees that products sold hereunder will not knowingly be resold or given in sample form to persons using or proposing to use the products for purposes contrary to recommendations given by DuPont or prohibited by law, but will be sold or given as samples only to persons, who in the opinion of Buyer, can handle, use and dispose of the products safely.

     11. The Buyer shall reimburse the Seller for all taxes (excluding income taxes), excises or other charges which the Seller may be required to pay to any Government (National, State or Local) upon the sale, production or transportation of the products sold hereunder.

     12. In the event Buyer fails to fulfill Seller's terms of payment or in case Seller shall have any doubt at any time as to Buyer's financial responsibility, Seller may decline to make further deliveries except upon receipt of cash or satisfactory security.

     13. This agreement is not assignable or transferable by either party, in whole or in part, except with the prior written consent of the other party.

     14. In addition to the Standard Conditions of Sale set forth herein, any Special Conditions of Sale set forth on the front of this invoice or in the current price list for the products sold hereunder shall apply and are incorporated by reference herein.

     15. This document, along with documents specifically referred to herein, contains all of the terms and conditions with respect to the sale and purchase of the products sold hereunder. These terms and conditions supersede any of previous date and no modification thereof shall be binding on either party unless in writing and signed by both parties. No modification-shall be effected by the acknowledgment or acceptance of purchase order forms stipulating different conditions. Unless Buyer shall notify Seller in writing to the contrary as soon as practicable after receipt of this document by Buyer, the Buyer's acceptance of the products or payment therefor shall be equivalent to Buyer's assent to the terms and conditions hereof. Waiver by either party of any default by the other hereunder shall not be deemed a waiver by such party of any default by the other which may thereafter occur.

                                  Attachment K
                                  ------------

                              "YEAR 2000" AGREEMENT
                              ---------------------


     A. Each party covenants and agrees that it will not permit a Year 2000 Problem to computer systems, software or equipment owned, leased or licensed by it, its affiliates or subsidiaries to interfere with its performance under this Agreement. Each party further agrees to request, from those of its suppliers whose performance may materially affect that party's performance hereunder, that each such supplier undertake the same obligation with respect to such material performance. The parties will use reasonable commercial efforts to cooperate and share information to further comply with this Addendum, and to minimize the impact of any Year 2000 Problem on performance of this Agreement. Each party will inform the other party of any circumstance indicating a possible obstacle to such compliance, and the steps being taken to avoid or overcome the obstacle.

     B. Provided a party complies with Section A, it will not be liable to the other party for any failure to perform obligations under this Agreement to the extent such failure arises from a Year 2000 Problem (1) affecting one of the non-performing party's suppliers or (2) beyond that party's reasonable control (e.g., a Year 2000 Problem affecting a governmental entity).

     C. A "Year 2000 Problem" means a date handling problem relating to the Year 2000 date change that would cause a computer system, software or equipment to fail to correctly perform, process and handle date-related data for the dates within and between the twentieth and twenty-first centuries and all other centuries.

                                                                    Attachment L

                  FLUOROWARE RESIN SPECIFICATION & CONTROL PLAN
   102 Jonathan Blvd. No. Chaska, Minnesota 55318 USA Telephone: 612/448-3131

                                 Confidentiality
 This specification is hereby designated as confidential. Information on it is proprietary to Fluoroware and shall not be used or disclosed to third persons except in conformity with Fluoroware's consent.

         --------------------------------------------------------------
                                    APPROVAL
               Technology Research Group ________________________
               Purchasing ______________________________________
               Supplier _________________________________________
         --------------------------------------------------------------

===================================================================================================================================
  Spec. No.  103-C      Rev.   A1       ECO No. 35516       Date              Page   1  of  1
             -----            ---               -----              -------          ---    ---
===================================================================================================================================
Supplier:     DuPont                                      Fluoroware Trade Name:    None
              =======================================                               ==========================
Mat'l type:   PFA Rotomolding                             1st Filler Type/Percent:  None
              =======================================                               ==========================
Mat'l Grade:  TE - 7016                                   2nd Filler type/Percent:  None
              =======================================                               ==========================
-----------------------------------------------------------------------------------------------------------------------------------
              Critical                             Inspection                     Certified             Supplier      Fluoroware
           Characteristics                           Method                         Range                Reports      Inspection
-----------------------------------------------------------------------------------------------------------------------------------
1.     Dry Sieve Analysis (%) U.S.              WW-3890 (DuPont)                     (*)                   Yes
       Flow Rate, g/10 min.
       sieves:  30, 40, 50, 60, 80,          FGTM 1214 (Fluoroware)                                                       -
       100, 120, and pan

2.     Melt flow rate, g/10 min.                WW-3739 (DuPont)                     (*)                   Yes
                                             FGTM 1202 (Fluoroware)                  (*)                                  -

3.     Contamination:  Type 1                 OD 86.1.5.7 (DuPont)                   (*)                   Yes
                                             FGTM 1200 (Fluoroware)                                                      Yes

4.     Contamination:  Type 2 (metal)         OD 86.1.5.7 (DuPont)                   (*)                   Yes
                                             FGTM 1200 (Fluoroware)                                                      Yes

5.     IR End Groups (-COF) per 10E6            WW-3912 (DuPont)                     (*)                   Yes
       carbons

6.     Extractable fluoride ions, ppm           WW-3782 (DuPont)                     (*)                   Yes
                                             FGTM 1201 (Fluoroware)                  (*)                                  -

7.     PPVE wt%                                 WW-3910 (DuPont)                     (*)                    -

8.     MWDI                                    T-207-500 (DuPont)                    (*)                    -
                                             FGTM 1216 (Fluoroware)                  (*)

9.     Ion Chromatography (IC)               FGTM 1344 (Fluoroware)                  (*)                                 Yes
                                                                                                                     (Every 4th
                                                                                                                         lot)
-----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------    ---------------------------------------------------------
Packaging Requirements:                                                     Changes:
Two 50-lb. sealed poly bags per poly lined fiber drum.  Poly liner of drum closed with twist tie.  Lot number, Melt Flow Rate and
Fluoroware's part number (103-C) must be on each drum.
----------------------------------------------------------------------    ---------------------------------------------------------

Form QS0092 Rev. A

(*) Denotes confidential information that has been omitted and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

                                                                    Attachment M

                  FLUOROWARE RESIN SPECIFICATION & CONTROL PLAN
   102 Jonathan Blvd. No. Chaska, Minnesota 55318 USA Telephone: 612-448-3131


                                Confidentiality:
This specification is hereby designated as confidential. Information on it is proprietary to Fluoroware and shall not be used or disclosed to third persons except in conformity with Fluoroware's consent.

---------
 printer
  icon
---------

                                    Approval
      ---------------------------------------------------------------------
                 Materials Engineer:        ________________________
                 Purchasing:                ________________________
                 Supplier:                  ________________________
      ---------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
    Spec. No. 607       Rev.   A3         ECO No.                Date
             -----            ---                 ---------             -------
-----------------------------------------------------------------------------------------------------------------------------------
Supplier:        DuPont                                        Fluoroware Trade Name:      None
                 =========================================                                 ==========================
Material Type:   PBT Elastomer                                 Filler                      None
                 =========================================                                 ==========================
Material Grade:  HYTREL(R)5556 HP                              Type                        None
                 =========================================                                 ==========================
                                                               Percent
                                                                                           ==========================
-----------------------------------------------------------------------------------------------------------------------------------
              Critical                             Inspection                     Certified             Supplier      Fluoroware
           Characteristics                           Method                         Range                Reports      Inspection
-----------------------------------------------------------------------------------------------------------------------------------
1.     Melt Flow Rate, g/10 min.             FGTM 1202 - Fluoroware                  (*)                                 Yes
                                               H970.5100 - DuPont                    (*)                   Yes

2.     Contamination:  Foreign Particles     FGTM 1200 - Fluoroware                  (*)                                 Yes
                                               H970.3600 - DuPont                    (*)                    -
                                                                                     (*)

3.     Contamination:  Metal                 FGTM 1218 - Fluoroware                  (*)                    -             -

4.     Color                                 FGTM 1200 - Fluoroware                                                      Yes
                                               H970.1600 - DuPont                    (*)                    -

5.     Moisture (H2O)                          H970.5250 - DuPont                    (*)                   Yes            -

6.     Trace metals                          FGTM 1343 - Fluoroware                  (*)                    -            Yes

7.     Extractable Anions                    FGTM 1344 - Fluoroware                  (*)                    -            Yes


8.     Volatile Organics                     FGTM 1345 - Fluoroware                  (*)                    -            Yes

-----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------    ---------------------------------------------------------
Packaging Requirements:                                                     Changes:
Poly-lined containers, sealed against contamination with Fluoroware's       (*)
part number (607) and lot number clearly marked on each container.

----------------------------------------------------------------------    ---------------------------------------------------------

Form QS0092 Rev. A


(*) Denotes confidential information that has been omitted and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

                        ASSIGNMENT AND LIMITED AMENDMENT


     This is an ASSIGNMENT and LIMITED AMENDMENT ("Assignment") to the PFA Purchase and Supply Agreement dated January 7, 1999, which was made effective retroactively to November 1, 1998 (hereinafter the "Original Agreement") between
E. I. du Pont de Nemours and Company ("DuPont") and Fluoroware, Inc. ("Fluoroware"). Fluoroware merged with Empak, Inc. in June, 1999, to form a new corporation, Entegris, Inc. ("Entegris"). The purpose of this Assignment and Limited Amendment is to reflect the assignment by Fluoroware of its rights and obligations under the Original Agreement to Entegris a Minnesota corporation with a principal place of business at 3500 Lyman Boulevard, Chaska, MN 55318, to which DuPont has consented; and the Original Agreement, as modified by this Assignment and Limited Amendment, is referred to herein as the "Agreement."

     1. Assignment. FOR VALUE RECEIVED, Fluoroware, through Entegris, its successor in interest, hereby assigns and transfers to Entegris, with the consent of DuPont, all of its rights, interests and obligations in the Original Agreement (herein, the "Assigned Rights and Obligations"), and Entegris hereby accepts and assumes such Assigned Rights and Obligations. DuPont and Entegris shall cooperate with respect to transition issues and matters raised by this Assignment and relating to the Agreement; and each shall execute and/or exchange such further documentation as is reasonably necessary for such purposes.

     2. Amendments.

          (a) References to DuPont. With respect to all matters arising under the Agreement on or after the Effective Date, all references in the Original Agreement to "Fluoroware" shall be deemed to refer to "Entegris."

          (b) Period of Agreement. The first sentence of Section 1.1 of the Original Agreement is hereby amended in its entirety to read as follows:
     "This Agreement shall cover the period November 1, 1998, through August 31, 2003."

          (c) Scope. Section 1.2(A) of the Original Agreement is amended in its entirety to read as follows:

               This Agreement shall relate solely to the following matters:

               (A)  supply of PFA resins by DuPont to all Entegris facilities in the United States;....

          (d) Quantity.

               (i) Section 6.1 of the Original Agreement is amended in its entirety to read as follows:

                    DuPont agrees to sell to Fluoroware, at a minimum, the volume of PFA. Product shown in Attachment I, during the Fluoroware fiscal years indicated therein. Provided that Fluoroware's total requirements for PFA equal or exceed the volume shown in Attachment I for such fiscal years, Fluoroware agrees to purchase said volume at a minimum. For any year in which Fluoroware's total requirements for PFA fall below the volume set forth in Attachment I, Fluoroware agrees to purchase a minimum of (*) of its total requirements of PFA for each such year from DuPont under the terms of this Agreement.

               (ii) Attachment I from the Original Agreement is hereby replaced in its entirety by the new Attachment I, attached hereto as Exhibit A.

     4. Prices. Section 9.1 of the Original Agreement is amended in its entirety to read as follows:

     (a) The price of PFA Product for the period November 1, 1998 to August 31, 2000 will be:

                         Product               Price
                         -------               -----
                         440 HP                $(*)/lb.
                         445 HP                $(*)/lb.
                         450 HP                $(*)/lb.

                         TE-5789               $(*)/lb.
                         TE-7016               $(*)/lb.

     (b) The price of PFA Product for the period September 1, 2000 through August 31, 2003 will be:

                        Product               Price
                        -------               -----
                        440 HP                $(*)/lb.
                        445 HP                $(*)/lb.
                        450 HP                $(*)/lb.

                        TE-5789               $(*)/lb.
                        TE-7016               $(*)/lb.

     (*) Denotes confidential information that has been omitted and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

     (c) Fluoroware acknowledges that DuPont intends to replace TE-7016 with a new resin by approximately the fourth quarter of 1999. Pricing for that resin will be negotiated at the time of the resin introduction.

     3. Survival: Confirmation. Except as expressly modified hereby, all of the terms and conditions of the Original Agreement remain in full force and effect and the parties hereby confirm them in all respects.


     ACCORDINGLY, the parties have caused this ASSIGNMENT and LIMITED AMENDMENT to be executed and delivered by their duly authorized representatives.


                                  E. I. du Pont de Nemours and Company


                                  By: /s/ Klaus Kimpel
                                     -------------------------------------------
                                  Title: Director, Fluoropolymers Americas
                                         ---------------------------------------
                                  Date: September 20, 1999
                                        ----------------------------------------


                                  Fluoroware, Inc. (now known as Entegris,
                                  Inc.)


                                  By: /s/ Ross Hanson
                                      ------------------------------------------
                                  Title: Materials Manager
                                         ---------------------------------------
                                  Date: September 24, 1999
                                        ----------------------------------------


                                  Entegris, Inc.


                                  By: Guy Milliren
                                      ------------------------------------------
                                  Title: Senior Vice President of Operations
                                         ---------------------------------------
                                  Date: September 24, 1999
                                        ----------------------------------------

                                    Exhibit A
                        Entegris, Inc. Five Year Forecast


------------------------------------------------------------------------------------------------
Entegris Part #  DuPont Product # FY -98 (actual)  FY `99   FY `00    FY `01   FY `02   FY `03
----------------------------------==============================================================
                                                       Thousands of pounds
----------------------------------==============================================================
      115            440 HPA            (*)         (*)       (*)       (*)     (*)       (*)
------------------------------------------------------------------------------------------------
      158            440 HPB            (*)         (*)       (*)       (*)     (*)       (*)
------------------------------------------------------------------------------------------------
      132            440 HPD            (*)         (*)       (*)       (*)     (*)       (*)
------------------------------------------------------------------------------------------------
      146             450 HP            (*)         (*)       (*)       (*)     (*)       (*)
------------------------------------------------------------------------------------------------
      160              5789             (*)         (*)       (*)       (*)     (*)       (*)
------------------------------------------------------------------------------------------------
      164             445 HP            (*)         (*)       (*)       (*)     (*)       (*)
------------------------------------------------------------------------------------------------
      103              7016             (*)         (*)       (*)       (*)     (*)       (*)
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                      Total             (*)         (*)       (*)       (*)     (*)       (*)
------------------------------------------------------------------------------------------------

9/17/1999

(*) Denotes confidential information that has been omitted and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.